Exhibit 99.1

[CINCINNATI BELL LOGO]

CyrusOne Inc. Closes Initial Public Offering of Common Stock

CINCINNATI — January 24, 2013 — Cincinnati Bell Inc. (NYSE:CBB) announced today that CyrusOne Inc., which owns and operates Cincinnati Bell’s former data center business, has closed the previously announced initial public offering of its common stock. CyrusOne sold 18,975,000 shares of its common stock in total in the offering, which included 2,475,000 shares of common stock sold pursuant to the option granted to the underwriters by CyrusOne, which was exercised in full prior to the closing. CyrusOne’s common stock began trading on the NASDAQ Global Select Market on January 18, 2013 under the symbol “CONE.”

As a result of the offering, Cincinnati Bell effectively owns approximately 69% of CyrusOne through its interests in the outstanding shares of common stock of CyrusOne and its interests in the common units of limited partnership interest of CyrusOne’s operating partnership, CyrusOne LP, which are exchangeable into shares of common stock of CyrusOne.

Morgan Stanley, BofA Merrill Lynch, Deutsche Bank Securities and Barclays acted as joint-bookrunners for the offering. Citigroup, KeyBanc Capital Markets, RBS and UBS Investment Bank acted as co-managers.

A registration statement relating to the securities sold in the offering has been declared effective by the SEC. The offering was made only by means of a prospectus. A copy of the final prospectus relating to these securities has been filed with the SEC and may be obtained by contacting Morgan Stanley & Co. LLC, Attention: Prospectus Department, 180 Varick Street, 2nd Floor, New York, New York 10014, by telephone at +1 (866) 718-1649 or by email at prospectus@morganstanley.com; BofA Merrill Lynch, Attention: Prospectus Department, 222 Broadway, New York, New York 10038 or by email at dg.prospectus_requests@baml.com; Deutsche Bank Securities Inc., Attention: Prospectus Group, 60 Wall Street, New York, New York 10005-2836, by telephone at +1 (800) 503-4611 or by email at prospectus.cpdg@db.com; or Barclays, c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, New York 11717, by telephone at +1 (888) 603-5847 or by email at barclaysprospectus@broadridge.com.

This news release shall not constitute an offer to sell, or the solicitation of an offer to buy, these securities, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Forward-Looking Statements

This release contains forward-looking statements regarding future events and our future results that are subject to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, are statements that could be deemed forward-looking statements. These statements are based on current expectations, estimates, forecasts, and projections about the industries in which we operate and the beliefs and assumptions of our management. Words such as “expects,” “anticipates,” “predicts,” “projects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “continues,” “endeavors,” “strives,” “may,” variations of such words and similar expressions are intended to identify such forward-looking statements. In addition, any statements that refer to projections of our future financial performance, our anticipated growth and trends in our businesses, and other characterizations of future events or circumstances are forward-looking statements. Readers are cautioned these forward-looking statements are based on current expectations and assumptions that are subject to risks and uncertainties, which could cause our actual results to differ materially and adversely from those reflected in the forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, those discussed in this release and those discussed in other documents we file with the SEC. More information on potential risks and uncertainties is available in our recent filings with the SEC, including Cincinnati Bell’s Form 10-K report, Form 10-Q reports and Form 8-K reports. Actual results may differ materially and adversely from those expressed in any forward-looking statements. We undertake no obligation to revise or update any forward-looking statements for any reason.

About Cincinnati Bell Inc.

With headquarters in Cincinnati, Ohio, Cincinnati Bell Inc. (NYSE:CBB) provides integrated communications solutions – including local, long distance, data, Internet, entertainment and wireless services – that keep residential and business customers in Greater Cincinnati and Dayton connected with each other and with the world. In addition, through its interests in CyrusOne, Cincinnati Bell provides best-in-class data center colocation services to its enterprise customers through its facilities with fully redundant power and cooling solutions that are currently located in the Midwest, Texas, Arizona, London and Singapore. Complementing the colocation products, Cincinnati Bell also offers complex information technology solutions like managed services and technology staffing.

Source: Cincinnati Bell Inc.

Cincinnati Bell Inc.

Investors/Media:

Josh Duckworth, 513-397-2292

joshua.duckworth@cinbell.com